                             MASTER LEASE AGREEMENT

MASTER LEASE AGREEMENT(the "Master Lease") dated March 25, 1998 by and between COMDISCO, INC. ("Lessor") and Silicon Valley Internet Partners ("Lessee")

IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.18)

1. PROPERTY LEASED.

Lessor leases to Lessee all of the Equipment described on each Summary Equipment Schedule. In the event of a conflict, the terms of the applicable Schedule prevail over this Master Lease

2. TERM.

On the Commencement Date. Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Summary Equipment Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3. RENT AND PAYMENT.

Rent is due and payable in advance on the first day of each Rent Interval at the address specified in Lessor's invoice Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay a Late Charge on the overdue amount Upon Lessee's execution of each Schedule, Lessee will pay Lessor the Advance specified on the Schedule The Advance will be credited towards the final Rent payment if Lessee is not then in default No interest will be paid on the Advance.

4. SELECTION; WARRANTY AND DISCLAIMER OF WARRANTIES.

4.1 SELECTION. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor, other than as set forth in the Schedule

4.2 WARRANTY AND DISCLAIMER OF WARRANTIES. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Summary Equipment Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the willful misconduct or negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5. TITLE; RELOCATION OR SUBLEASE; AND ASSIGNMENT.

5.1 TITLE. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party Lessee authorizes Lessor, as Lessee's agent, and at Lessor's expense, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Summary Equipment Schedules as appropriate. Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold the Owner, Lessor, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so, except where such is caused by Lessor.

5.2 RELOCATION OR SUBLEASE. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United States provided (i) the Equipment will not be used by an entity exempt from federal income tax, and (ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) Lessee executes sublease documents acceptable to Lessor

No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

5.3 ASSIGNMENT BY LESSOR. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

(a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule, and

(b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor Lessee reserves its right to have recourse directly against Lessor for any defense or claim,

(c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6. NET LEASE; TAXES AND FEES.

6.1 NET LEASE. Each Summary Equipment Schedule constitutes a net lease Lessee's obligation to pay Rent and all other amounts due hereunder is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

6.2 TAXES AND FEES. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Summary Equipment Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state, local and franchise taxes on the capital or the net income of Lessor) Lessor will file all personal property tax returns for the Equipment and pay all such property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice

7. CARE, USE AND MAINTENANCE; INSPECTION BY LESSOR.

7.1 CARE, USE AND MAINTENANCE. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available and considered common business practice for each item of Equipment. Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer or self maintains, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term, provided re-certification is available and is required by Lessor The lease term will continue upon the same terms and conditions until recertification has been obtained

7.2 INSPECTION BY LESSOR. Upon reasonable advance notice, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection

8. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee hereby represents, warrants and covenants that with respect to the Master Lease and each Schedule executed hereunder:

(a) The Lessee is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease of property or the conduct of its business requires such qualification, except for where such lack of qualification would not have a material adverse effect on the Company's business; and has full corporate power and authority to hold property under the Master Lease and each Schedule and to enter into and perform its obligations under the Master Lease and each Schedule

(b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule are not inconsistent with the Lessee's Articles of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.

(c) There are no actions, suits, proceedings or patent claims pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

(d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

(e) The Lessee has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except the liabilities and obligations of the Lessee as set forth in the Financial Statements and liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

(f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

(g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9. DELIVERY AND RETURN OF EQUIPMENT.

Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Summary Equipment Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitation, expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall return the Equipment to Lessor at 6111 North River Road, Rosemont, Illinois 60018 or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be limited to the cost of returning the Equipment to Lessor's address as set forth herein During the period subsequent to receipt of a notice under Section 2. Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations

10. LABELING.

Upon request, Lessee will mark the Equipment indicating Lessor's interest with labels provided by Lessor. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11. INDEMNITY.

With regard to bodily injury and property damage liability only, Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment during the term of this Master Lease or until Lessee's obligations under the Master Lease terminate. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12. RISK OF LOSS.

Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration, and will insure Lessor's interests regardless of any breach or violation by Lessee of any representation. warranty or condition contained in such policies and will be primary without right of contribution from any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee will furnish appropriate evidence of such insurance acceptable to Lessor.

Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessee's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or (b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing with respect to that item of Equipment, Lessee's obligation to pay further Rent for the item of Equipment will cease.

13. DEFAULT, REMEDIES AND MITIGATION.

13.1 DEFAULT. The occurrence of any one or more of the following Events of Default constitutes a default under a Summary Equipment Schedule

(a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) business days after written notice, or

(b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) business days after written notice, or

(c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

(d) The occurrence of an Event of Default under any Schedule, Summary Equipment Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party

13.2 REMEDIES. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

(a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

(b) recover from Lessee any damages and or expenses, including Default Costs;

(c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

(d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

(e) pursue any other remedy permitted by law or equity.

The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

13.3 MITIGATION. Upon return of the Equipment pursuant to the terms of Section
13.2. Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

(a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs, or

(b) if leased, the present value (discounted at three percent (3%) over the U.S. Treasury Notes of comparable maturity to the term of the re-lease) of the rentals for a term not to exceed the Initial Term, less the Default Costs

Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14. ADDITIONAL PROVISIONS.

14.1 BOARD ATTENDANCE. Upon invitation of Lessee, one representative of Lessor will have the right to attend Lessee's corporate Board of Directors meetings and Lessee will give Lessor reasonable notice in advance of any special Board of Directors meeting, which notice will provide an agenda of the subject matter to be discussed at such board meeting. Lessee will provide Lessor with a certified copy of the minutes of each Board of Directors meeting within thirty (30) days following the date of such meeting held during the term of this Master Lease.

14.2 FINANCIAL STATEMENTS. As soon as practicable at the end of each month (and in any event within thirty (30) days), Lessee will provide to Lessor the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"). As soon as practicable at the end of each fiscal year, Lessee will provide to Lessor audited Financial Statements setting forth in comparative form the corresponding figures for the fiscal year (and in any event within ninety (90) days), and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including, but not limited to, tax returns, income statements, balance sheets and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations After the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission.

14.3 OBLIGATION TO LEASE ADDITIONAL EQUIPMENT. Upon notice to Lessee. Lessor will not be obligated to lease any Equipment which would have a Commencement Date after said notice if (i) Lessee is in default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the lender or any secured party to demand immediate payment of any material indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform its obligations under this Master Lease or any Schedule.

14.4 MERGER AND SALE PROVISIONS. Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Master Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9. Lessor hereby consents to any Merger in which the acquiring entity has a Moody's Bond Rating of BA3 or better or a commercially acceptable equivalent measure of creditworthiness as reasonably determined by Lessor

14.5 ENTIRE AGREEMENT. This Master Lease and associated Schedules and Summary Equipment Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

14.6 NO WAIVER. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

14.7 BINDING NATURE. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS

14.8 SURVIVAL OF OBLIGATIONS. All agreements, obligations including, but not limited to those arising under Section 6 2, representations and warranties contained in this Master Lease, any Schedule, Summary Equipment Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

14.9 NOTICES. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of (1) actual receipt or (3) three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "the Comdisco Venture Group") or Lessee, at the address set out in the Schedule, (3) one day after it is sent by courier or (4) on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the sending party.

14.10 APPLICABLE LAW. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

14.11 SEVERABILITY. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

14.12 COUNTERPARTS. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate."

14.13 LICENSED PRODUCTS. Lessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

14.14 SECRETARY'S CERTIFICATE. Lessee will, upon execution of this Master Lease, provide Lessor with a secretary's certificate of incumbency and authority Upon the execution of each Schedule with a purchase price in excess of $1,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel in a form acceptable to Lessor regarding the representations and warranties in Section 8.

14.15 ELECTRONIC COMMUNICATIONS. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

14.16 LANDLORD/MORTGAGEE WAIVER. Lessee agrees to provide Lessor with a Landlord/Mortgagee Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

14.17 EQUIPMENT PROCUREMENT CHARGES/PROGRESS PAYMENTS. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Master Lease, be required to remit any payments to any manufacturer or other third party until Lessee accepts the Equipment subject to this Master Lease.

14.18 DEFINITIONS.

ADVANCE - means the amount due to Lessor by Lessee upon Lessee's execution of each Schedule.

ASSIGNEE - means an entity to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

CASUALTY LOSS - means the irreparable loss or destruction of Equipment.

CASUALTY VALUE - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

COMMENCEMENT DATE - is defined in each Schedule.

DEFAULT COSTS - means reasonable attorney's fees and remarketing costs resulting from a Lessee default or Lessor's enforcement of its remedies.

DELIVERY DATE - means date of delivery of Inventory Equipment to Lessee's address.

EQUIPMENT - means the property described on a Summary Equipment Schedule and any replacement for that property required or permitted by this Master Lease or a Schedule.

EVENT OF DEFAULT - means the events described in Subsection 13.1.

FAIR MARKET VALUE - means the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

INITIAL TERM - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

INTERIM RENT - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

LATE CHARGE - means the lesser of five percent (5%) of the payment due or the maximum amount permitted by the law of the state where the Equipment is located.

LICENSED PRODUCTS - means any software or other licensed products attached to the Equipment.

LIKE EQUIPMENT - means replacement Equipment which is lien free and of the same model, type, configuration and manufacture as Equipment.

MERGER - means any consolidation or merger of the Lessee with or into any other corporation or entity, any sale or conveyance of all or substantially all of the assets or stock of the Lessee by or to any other person or entity in which Lessee is not the surviving entity.

NOTICE PERIOD - means not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term.

OWNER - means the owner of Equipment.

RENT - means the rent Lessee will pay for each item of Equipment expressed in a Summary Equipment Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

RENT INTERVAL - means a full calendar month or quarter as indicated on a Schedule

SCHEDULE - means either an Equipment Schedule or a Licensed Products Schedule which incorporates all of the terms and conditions of this Master Lease

SECURED PARTY - means an entity to whom Lessor has granted a security interest for the purpose of securing a loan.

SUMMARY EQUIPMENT SCHEDULE - means a certificate provided by Lessor summarizing all of the Equipment for which Lessor has received Lessee approved vendor invoices, purchase documents and/or evidence of delivery during a calendar quarter which will incorporate all of the terms and conditions of the related Schedule and this Master Lease and will constitute a separate lease for the equipment leased thereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.

SILICON VALLEY INTERNET PARTNERS          COMDISCO, INC.,
as Lessee                                 as Lessor

By: /s/signature Illegible                By: /s/signature Illegible

Title                                     Title: JAMES P. LABE, PRESIDENT
                                                 COMDISCO VENTURES DIVISION

                                 ADDENDUM TO THE
                MASTER LEASE AGREEMENT DATED AS OF MARCH 25, 1998
               BETWEEN SILICON VALLEY INTERNET PARTNERS, AS LESSEE
                          AND COMDISCO, INC., AS LESSOR

      The undersigned hereby agree that the terms and conditions of the above-referenced Master Lease are hereby modified and amended as follows:

1)    SECTION 4.2 "WARRANTY AND DISCLAIMER OF WARRANTIES."

      First Sentence, line 2, delete the words "Lessee is not in default" and insert "no Event of Default has occurred and is continuing, neither Lessor nor any person or entity claiming by or through Lessor".

2)    SECTION 5.1 "TITLE."

      Delete the first sentence in its entirety and replace with: "Lessee shall have no right, title or interest in the Equipment except as set forth in this Master Lease or in any Schedule."

      Third Sentence, line 3, after the words "caused by Lessor", insert "or parties claiming by or through Lessor".

3)    SECTION 5.3 "ASSIGNMENT BY LESSOR."

      In Paragraph (a), second sentence, lines 3 and 4, delete the words "Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule." and replace with "no Event of Default has occurred and is continuing".

      In Paragraph (b), insert the following clause at the beginning thereof:
      "Upon written notice from Lessor,".

4)    SECTION 6.1 "NET LEASE."

      At the end of second sentence insert the following, ";provided, however, that Lessee's ability to bring suit against Lessor for breach of this Master Lease shall not be affected by this Section 6.1.".

5)    SECTION 6.2 "TAXES AND FEES."

      First Sentence, line 3 delete "accrued for or arising" and replace with "attributable to periods".

6)    SECTION 7.1 "CARE, USE AND MAINTENANCE; INSPECTION BY LESSOR."

      Delete the fourth sentence in its entirety and replace with: "With Lessor's prior written consent, Lessee may have the Equipment maintained by a party other than the manufacturer. Lessor approves Lessee as such maintenance contractor.".

7)    SECTION 8 "REPRESENTATIONS AND WARRANTIES OF LESSEE."

      Paragraph (f) insert the following at the end thereof:", except where the failure to do so would not reasonably be expected to have a material adverse effect.".

8)    SECTION 9 "DELIVERY AND RETURN OF EQUIPMENT."

      Second sentence, line 3, after the words "to Lessor's" insert the word "reasonable".

      Fourth sentence, line 1, after the words "under Section 2" insert ",subject to Lessee's security requirements,".

      Insert the following sentence at the end of Section 9: "All such demonstrations will be conducted in such manner as to minimize any interference with Lessee's operations.".

9)    SECTION 11 "INDEMNITY."

      Second sentence, in line 3, after the words "negligent acts" insert "or willful conduct".

10)   SECTION 13.1 "DEFAULT."

      Paragraph (c), insert the following at the end thereof: "(and any such involuntary event has not been dismissed or vacated within 30 days)".

11)   SECTION 13.2 "REMEDIES."

      Paragraph (c), line 5, delete "6%" and insert "U.S. Treasury Notes of comparable maturity to the remaining term of the defaulted Schedule".

12)   SECTION 13.3 "MITIGATION."

      Paragraph (b), lines 2 and 3, delete "3 percent (3%) over the U.S. Treasury Notes of comparable maturity to the term of" and insert, "the same interest rate implicit in".

13)   SECTION 14.1 "BOARD ATTENDANCE"

      Delete this section in its entirety.

14)   SECTION 14.2 "FINANCIAL STATEMENTS"

      In the first sentence, change the words "thirty (30)" to "forty-five
      (45)".

      In the second sentence, change the words "ninety (90)" to "one-hundred twenty (120)".

15)   SECTION 14.3 "OBLIGATION TO LEASE ADDITIONAL EQUIPMENT."

      In line 3, delete "Lessee is in default" and replace with "an Event of Default has occurred or is continuing".

      In line 6 after the words "material indebtedness" insert "for borrowed money in an amount in excess of $75,000".

16)   SECTION 14.4 "MERGER AND SALE PROVISIONS."

      In line 2, delete "sixty (60)" and replace with "twenty (20)".

17)   SECTION 14.6 "NO WAIVER."

      First sentence, insert the following at the beginning thereof: "Except for a written waiver,".

18)   SECTION 14.7 "BINDING NATURE."

      Second sentence, insert the following at the end thereof: "EXCEPT IN ACCORDANCE WITH SECTION 14.4.".

19)   SECTION 14.9 "NOTICES."

      Line 3, delete "three (3)" and insert "five (5)"; delete "postage prepaid by regular or air mail" and insert "certified mail, return receipt requested".

20)   SECTION 14.13 "LICENSED PRODUCTS."

      After the first sentence insert: "To the extent that Lessor, by reason of its ownership of the Equipment, holds any license to a Licensed Product, Lessor shall obtain the right for Lessee to use any such Licensed Product for the duration of the lease term.".

      Third sentence, line 2, after the word "owner" insert" of such Licensed Product".

21)   SECTION 14.18 "DEFINITIONS."

      "Delivery Date" revise the word "Inventory" to read "inventory".

      "Like Equipment" delete the words "of the same model, type, configuration, and manufacture as Equipment." and replace with "of the same manufacture and of a type, model and feature configuration having a capability and value equal to or greater than the Equipment being replaced".

Except as amended hereby, all other terms and conditions of the Master Lease Agreement remain in full force and effect.

SILICON VALLEY INTERNET PARTNERS                COMDISCO, INC.
AS LESSEE                                       AS LESSOR

By: /s/ Signature Illegible                     By: /s/ Signature Illegible

Title: Vice President & CFO                     Title: JAMES P. LABE, PRESIDENT
                                                COMDISCO VENTURES DIVISION

Date: 3/25/98                                   Date: MAR 27 1998

                             EQUIPMENT SCHEDULE VL-1
                           DATED AS OF MARCH 25, 1998
                            TO MASTER LEASE AGREEMENT
                 DATED AS OF MARCH 25, 1998 (THE "MASTER LEASE")

LESSEE: SILICON VALLEY INTERNET PARTNERS        LESSOR: COMDISCO, INC.

ADMIN. CONTACT/PHONE NO.:                       ADDRESS FOR ALL NOTICES:

Michael Tubridy, CFO                            6111 North River Road
Phone: (617) 531-3700                           Rosemont, Illinois 60018
Fax: (617) 531-3803                             Attn.: Venture Group

Address for Notices:

89 South Street, 2nd Floor
Boston, MA 02111

Central Billing Location:                       Rent Interval: Monthly

same as above

Attn.:

Lessee Reference No.: ____________
            (24 digits maximum)

Location of Equipment:                          Initial Term:          48 months

89 South Street, 2nd Floor
Boston, MA 02111
            (Number of Rent Intervals)

650 Townsend Street
San Francisco, CA 94103                         Lease Rate Factor:     2.3807%

625 Avenue of the Americas
New York, NY 10011                              Advance:               None

Centrum Tower                                   Interim Rent:          None

3102 Oak Lawn Av.
Dallas, TX 75219

Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period March 24, 1998 through March 24, 1999 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,950,000.00 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1. EQUIPMENT PURCHASE

      This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii), (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

      (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than April 24, 1998*. Lessor will not perform a Sale-Leaseback Transaction for anyrequest or accompanying Equipment ownership documents for in-place Equipment as of the date hereof which arrives after the date marked above by an asterisk (*). Additional Sale-Leaseback financings after the date hereof will be handled on a case by case basis. Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

            ORIGINAL EQUIPMENT INVOICE        PERCENT OF ORIGINAL MANUFACTURER'S
                  DATE                        NET EQUIPMENT COST PAID BY LESSOR
                  ----                        ---------------------------------

            Between 6/28/97 and 3/25/98               100%

      (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

      (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2. COMMENCEMENT DATE

      The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar month into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3. OPTION TO EXTEND

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4. PURCHASE OPTION

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for a purchase price not to exceed 12% of the Equipment cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term or extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5. TECHNOLOGY EXCHANGE OPTION

      If Lessee is not in default, and there is no material adverse change in Lessee's credit, on or after the expiration of the 12th month of any Summary Equipment Schedule, Lessee shall have the option to replace any of the Equipment subject to such summary Equipment Schedule with new technology equipment ("New Technology Equipment") utilizing the following guidelines:

A. Equipment being replaced with New Technology Equipment shall have an aggregate original cost equal to or greater than $20,000 and be comprised of full configurations of equipment.

B. This technology Exchange Option shall be limited to a maximum in the aggregate of fifty percent (50%) of the original equipment cost and shall not apply to software.

C. The cost of the New Technology Equipment must be equal to or greater than the original equipment cost of the replaced equipment, but in no event shall exceed 150% of the original equipment cost.

D. The remaining lease payments applicable to the equipment being replaced by the New Technology Equipment will be discounted to present value at 6%.

The wholesale market value of the equipment being replaced will be established by Comdisco based upon then current market conditions. Upon the return of the replaced equipment, the wholesale price will be deducted from the present value of the remaining rentals and the differential will be added to the cost of the New Technology Equipment in calculating the new rental. The lease for the New Technology Equipment will contain terms and conditions substantially similar to those for the replaced equipment and will have an Initial Term not less than the balance of the remaining Initial Term for the replaced equipment.

6. OPTION AMOUNT

      So long as no Event of Default shall have occurred and is continuing and upon Lessee's request, subject to final review by Lessor, Lessor agrees to provide to Lessee an additional $600,000.00 of Equipment upon rates and terms to be negotiated.

7. SPECIAL TERMS

      The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

      Section 14.14 Secretary's Certificate

      Delete the second sentence in its entirety.

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

      SILICON VALLEY INTERNET PARTNERS         COMDISCO, INC.
      AS LESSEE                                AS LESSOR

      By: /s/ Signature Illegible              By: /s/ Signature Illegible

      Title: /s/ Signature Illegible           Title: JAMES P. LABE, PRESIDENT
                                                      COMDISCO VENTURES DIVISION

      Date: 3/25/98                            Date: MAR 27 1998

                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE

      This Summary Equipment Schedule dated XXXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.    For Period Beginning:                     And Ending:

2.    Initial Term Starts on:                   Initial Term:
                                                (Number of Rent Intervals)

3.    Total Summary Equipment Cost:

4.    Lease Rate Factor:

5.    Rent:

6.    Acceptance Doc Type:

                             EQUIPMENT SCHEDULE VL-2
                           DATED AS OF MARCH 25, 1998
                            TO MASTER LEASE AGREEMENT
                 DATED AS OF MARCH 25, 1998 (THE "MASTER LEASE")

LESSEE: SILICON VALLEY INTERNET PARTNERS        LESSOR: COMDISCO, INC.

ADMIN. CONTACT/PHONE NO.:                       ADDRESS FOR ALL NOTICES:

Michael Tubridy, CFO                            6111 North River Road
Phone: (617) 531-3700                           Rosemont, Illinois 60018
Fax: (617) 531-3803                             Attn.: Venture Group

Address for Notices:

89 South Street, 2nd Floor
Boston, MA 02111

Central Billing Location:                       Rent Interval: Monthly

same as above

Attn.:

Lessee Reference No.:_________________
            (24 digits maximum)

Location of Equipment:                          Initial Term:          48 months

89 South Street, 2nd Floor
Boston, MA 02111
            (Number of Rent Intervals)

650 Townsend Street
San Francisco, CA 94103                         Lease Rate Factor:     2.3807%

625 Avenue of the Americas
New York, NY 10011                              Advance:               None

Centrum Tower                                   Interim Rent::         None

3102 Oak Lawn Av.
Dallas, TX 75219

EQUIPMENT (as defined below):

Software and tenant improvements specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period March 25, 1998 through March 25, 1999 ("Equipment Delivery Period") for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,300,000.00 ("Commitment Amount"); excluding custom use equipment, installation costs and delivery costs, rolling stock, special tooling, hand held items, molds and fungible items.

1. EQUIPMENT PURCHASE

      This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in an aggregate value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii), (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

      (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is obtained from a vendor by Lessee for its use subject to Lessor's prior approval of the Equipment.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than April 25, 1998*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents for in-place Equipment as of the date hereof which arrives after the date marked above by an asterisk (*). Additional Sale-Leaseback financings after the date hereof will be handled on a case by case basis. Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

               ORIGINAL EQUIPMENT INVOICE     PERCENT OF ORIGINAL MANUFACTURER'S
               DATE                           NET EQUIPMENT COST PAID BY LESSOR
               ----                           ---------------------------------

               Between 6/28/97 and 3/25/98    100%

      (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

      (iv) 800 NUMBER EQUIPMENT. Upon Lessee's use of Comdisco's 1-800 Direct Service, Lessor will purchase new or used Equipment from a third party or Lessor will supply new or used Equipment from its inventory for use by Lessee at rates provided by Lessor.

2. COMMENCEMENT DATE

      The Commencement Date for each item of new on-order or used on-order Equipment will be the install date as confirmed in writing by Lessee as set forth on the vendor invoice of which a facsimile transmission will constitute an original document. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price. The Commencement Date for 800 Number Equipment shall be fifteen (15) days from the ship date, such ship date to be set forth on the vendor invoice or if unavailable on the vendor invoice the ship date will be determined by Lessor upon other supporting shipping documentation. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar month into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar month thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3. OPTION AMOUNT

      So long as no Event of Default shall have occurred and is continuing and upon Lessee's request, subject to final review by Lessor, Lessor agrees to provide to Lessee an additional $400,000.00 of Equipment upon rates and terms to be negotiated.

4. MISCELLANEOUS

      In consideration of Lessor financing software and tenant improvements hereunder, to purchase and Lessor agrees to sell all of Lessor's right, title and interest in the software and tenant improvements financed pursuant to such Initial Term in an amount equal to 12% of Lessor's aggregate cost of software and tenant improvements provided hereunder. Lessor hereby agrees that it will execute and deliver such additional instruments of transfer and will take such other action as Lessee reasonably may require in order more effectively to transfer any of the property herein granted conveyed, transferred, assigned and delivered to Lessee.

4. SPECIAL TERMS

      The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

      (a)   Section 9. Delivery and Return of Equipment

      Delete second, third and fourth sentences in their entirety.

      (b)   Section 14.14 Secretary's Certificate

      Delete the second sentence in its entirely.

Master Lease: This Schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

      SILICON VALLEY INTERNET PARTNERS               COMDISCO, INC.
      AS LESSEE                                      AS LESSOR

      By: /s/ Signature Illegible                    By: /s/ Signature Illegible

      Title: /s/ Signature Illegible                 Title:

      Date: 3/25/98                                  Date: MAR 27 1998

                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE

      This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.

1.    For Period Beginning:                           And Ending:

2.    Initial Term Starts on:                         Initial Term:
      (Number of Rent Intervals)

3.    Total Summary Equipment Cost:

4.    Lease Rate Factor:

5.    Rent:

6.    Acceptance Doc Type:

                                                       VOID AFTER MARCH 25, 2008

                    SERIES C PREFERRED STOCK PURCHASE WARRANT

THIS WARRANT HAS BEEN, AND THE SHARES OF SERIES C PREFERRED STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES"), WILL BE ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, EXCEPT PURSUANT TO A REGISTRATION OR EXEMPTION. NEITHER THIS WARRANT NOR THE SHARES OF SERIES C PREFERRED STOCK ISSUABLE HEREUNDER OR ANY SHARES INTO WHICH SUCH SHARES ARE CONVERTIBLE, (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL (WHICH MAY BE INSIDE OR OUTSIDE COUNSEL) SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

NO. C-1                                                            35,986 SHARES

                        SILICON VALLEY INTERNET PARTNERS

             WARRANT TO PURCHASE SHARES OF SERIES C PREFERRED STOCK

      THIS CERTIFIES that, for value received, COMDISCO, INC. (the "REGISTERED HOLDER"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Silicon Valley Internet Partners, a California corporation with principal offices at 89 South Street, 7th Floor, Boston, MA 02111 (the "COMPANY"), at any time until March 25, 2008 (the "EXPIRATION DATE") shares of the Company's Series C Preferred Stock (the "SERIES C PREFERRED") as follows: This Warrant will be exercisable for a total of Thirty-Five Thousand Nine Hundred Eighty-Six (35,986) fully paid and nonassessable shares of Series C Preferred at a price per share equal to $3.625 (the "EXERCISE PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth.

      If all of the Series C Preferred Stock is converted into shares of Common Stock in connection with a registration of the Company's Common Stock under the Act, then this Warrant shall automatically become exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the shares of Series C Preferred Stock received thereupon had been simultaneously converted into shares of Common Stock immediately prior to such event, and the Exercise Price shall be automatically adjusted to equal the amount obtained by dividing (i) the aggregate Exercise Price of the Shares for which this Warrant was exercisable immediately prior to such conversion, by (ii) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

      1. Method of Exercise: Payment.

            (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time by: (i) the surrender of this Warrant (with the notice of exercise form (the "NOTICE OF EXERCISE") attached hereto as Exhibit A duly executed) at the principal office of the Company; (ii) the execution of a Series C Preferred Stock Purchase Agreement and all exhibits thereto, including without limitation an Amended and Restated Shareholder Rights Agreement, Amended and Restated Voting Agreement, and Amended and Restated Co-Sale Agreement (collectively, the "Series C Transaction Documents"); and (iii) by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

            (b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1(a) hereof, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant and the fully executed Series C Transaction Documents at the principal office of the Company, together with the Notice of Exercise in which alternative No. 1 is initiated by the Holder. In such event, the Company shall issue to the Holder a number of Shares computed using the following formula:

            X=Y (A-B)/A

Where X = the number of Shares to be issued to the Holder.

      Y = the number of Shares subject to this warrant.

      A = the fair market value of one share of the Company's Series C Preferred
          Stock.

      B = the Exercise Price (as adjusted to the date of such calculation).

            (c) Fair Market Value. For purposes of this Section 2, the fair market value of the Company's Series C Preferred Stock shall mean:

                  (i) The average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value multiplied by the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible;

                  (ii) If the Company's Common Stock is not traded Over-The-Counter or on an exchange, the fair market value of the Series C Preferred Stock per share shall be the price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares sold by the Company from authorized but unissued shares of Series C Preferred Stock as such price shall be agreed by the parties hereto, or if agreement cannot be reached within five (5) business days of delivery of the notice pursuant to
Section 1(b) hereof, as shall be determined by a panel of appraisers. One appraiser shall be selected by the Holder, one appraiser shall be chosen by the Company and the third appraiser shall be chosen by the first two appraisers. If the appraisers cannot reach agreement as to the fair market value on the foregoing basis on or before the thirtieth (30th) day following the Holder's notice of election pursuant to Section 1(b), then each appraiser shall deliver its appraisal and the appraisal which is neither the highest nor the lowest shall be the fair market value of a share of Series C Preferred Stock. In the event that the Holder fails to choose an appraiser or the three appraisers fail to deliver an appraisal on or before the thirtieth (30th) day after such notice, the appraisal of the appraiser selected by the Company shall control and shall be fair market value for the purposes of this Warrant. The cost of the appraiser selected by each party shall be borne by that party and the cost of the third appraiser shall be borne one-half (1/2) by each party. Appraisers selected under this Section 1(c) must be unaffiliated with the Holder and the Company and must have reasonable professional qualifications for the appraisal.

            (d) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, and in no event later than thirty (30) days thereafter, and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

            (e) Condition of Exercise Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing from the Holder in the form attached hereto as Exhibit A-1, that the Shares being issued upon exercise are being acquired for investment and not with a view to any sale or distribution thereof, other than pursuant to an exemption.

      2. Adjustment of Exercise Price and Number of Shares. The number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Series C Preferred Stock, or shall issue a stock dividend on its outstanding shares of Series C Preferred Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Series C Preferred Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

            (b) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Series C Preferred Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3), provision shall be made so that the Holder of this Warrant will thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company to which a Holder of Series C Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this Warrant after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

            (c) Merger. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, whether or not the Company is the surviving corporation, other than as provided for in Section 9 herein (a "Merger Event"), then as a part of such Merger Event, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Holder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Merger Event to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of Shares purchasable) shall be applicable to the greatest extent possible.

            (d) Notices. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Section 2 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

      3. Restrictions on Transfer.

            (a) Holder agrees not to make any disposition of all or any portion of the Shares or the Warrant unless and until:

                  (i) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and the transferee has agreed in writing to be bound by this Section 4. If reasonably requested by the Company, Holder shall furnish the Company with an opinion of counsel (which may be inside or outside counsel), reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the 1933 Act. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of the Shares or rights to acquire Shares do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owners, and shall terminate as to any particular Shares when a letter shall have been issued to Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

            (b) Notwithstanding the above, the Shares shall also be subject to all restrictions on transfer set forth in the Series C Transaction Documents, including without limitation a one hundred eighty (180) day market-standoff period upon the Company's initial public offering, in accordance with Section 12 of the Amended and Restated Shareholder Rights Agreement.

      4. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

      5. Representations and Warranties by the Company.

            (a) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire Shares, have been duly authorized by all necessary corporate action on the part of the Company. This Warrant is consistent with the Company's Amended and Restated Articles of Incorporation, and does not contravene any law or governmental rule, regulation or order applicable to it, and does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound. This Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its respective terms.

            (b) Stock Fully Paid: Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer (except as set forth in the Series C transaction documents), taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Series C Preferred Stock and Common Stock to provide for the exercise of the rights represented by this Warrant. The Company has made available to the Holder true, correct and complete copies of its Amended and Restated Articles of Incorporation ("Charter") and Bylaws, as amended. The issuance of certificates for shares of Shares upon exercise of the Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Shares.

            (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings shall be made by the time required thereby.

            (d) Holder's Additional Rights. The Series C Preferred Stock issuable upon exercise of this Warrant shall have anti-dilution rights, registration rights, and information rights substantially identical to those rights set forth in the Series C Transaction Documents.

            (e) Other Commitments to Register Securities. Except as set forth in the Series C Transaction Documents, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

            (f) Compliance with Rule 144. At the written request of the Holder, who proposes to sell Shares issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Holder, within thirty (30) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

      6. Representations and Warranties by the Holder. Holder represents and warrants to the Company as follows:

            (a) This Warrant is being acquired for Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act, and the Holder has no present intention of selling or engaging in any public distribution thereof except pursuant to a registration or exemption.

            (b) Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by Holder indefinitely, and that Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA LAW") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

            (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

            (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

      7. Rights of Shareholders. Nothing contained herein shall confer upon Holder any of the rights of a Shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to Shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

      8. Expiration of Warrant.

            This Warrant shall expire and shall no longer be exercisable as of the earlier of:

            (a)   5:00 p.m., California local time, on March 25, 2008;

            (b) five (5) years after the Company's initial public offering under the Securities Act of 1933, as amended;

            (c) a consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company's Shareholders immediately preceding such consolidation or merger own at least fifty percent (50%) of the voting securities of the successor entity following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant); or

            (d) a sale of all or substantially all of the assets of the Company.

      9. Antidilution Provision. Except with respect to those antidilution provisions contained herein, the Shares issuable upon execution of this Warrant shall be granted the same antidilution protection as the other holders of the Shares. The Company shall promptly provide the Holder with any restatement, amendment, modification or waiver of the Charter that materially affects the rights, preferences and privileges of the Shares. The Company shall provide Holder with prior written notice of any issuance of its stock or other equity security that will implicate such antidilution provisions to occur after the effective date of this Warrant, which notice shall include (a) the price at which stock or security is to be sold, (b) the number of shares to be issued, and (c) such other information as necessary for Holder to determine if a dilutive event has occurred.

      10. Miscellaneous.

            (a) This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the State courts of the Counties of Santa Clara or San Francisco, California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

            (b) In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Holder will not have an adequate remedy at law and where damages will not be readily ascertainable.

            (c) The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

            (d) In any litigation, arbitration or court proceeding between the Company and the Holder relating hereto, the prevailing party shall be entitled to attorney's fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

            (e) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

            (f) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors in interest or assignees of the Company or the Holder. This Warrant and all rights hereunder are not assignable or transferable by Company or Holder, except for such permitted transfers to successors in interest and in accordance with Section 4 herein, and any attempt to assign or transfer the rights hereunder shall be void and of no further effect.

            (g) This Warrant and the other documents delivered pursuant hereto, including without limitation the Series C Transaction Documents, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            (h) The Company shall not, by amendment of its Amended and Restated Articles of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

            (i) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

            (j) The Company, upon execution of this Warrant, shall provide the Holder with certified resolutions with respect to the representations, warranties and covenants set forth in the Section labeled "Representations and Warranties by the Company." The Company shall also supply such other documents as the Holder may from time to time reasonably request.

            (k) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and Holder.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

      Issued this 25th day of March, 1998.

                                                SILICON VALLEY INTERNET PARTNERS

                                                By: /s/Signature Illegible

                                                Title:

Acknowledged and Accepted:

COMDISCO, INC.


By: /s/Signature Illegible
    ----------------------
    JAMES P. LABE, PRESIDENT

Title: COMDISCO VENTURES DIVISION

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:   SILICON VALLEY INTERNET PARTNERS
      Attention: President

      1. In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the net issuance provision of Section 1(b) of this Warrant and receive_____________ (leave blank if you choose Alternative No. 2 below) shares of Series C Preferred Stock pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative). __________.

      2. The undersigned hereby elects to purchase __________ (leave blank if you choose alternative No. 1 above) shares of Series C Preferred Stock of Silicon Valley Internet Partners pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

      3. Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:

               ---------------------------------------------------
                                     (Name)

               ---------------------------------------------------

               ---------------------------------------------------
                                    (Address)

      4. The undersigned hereby represents and warrants that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares except pursuant to a registration or exemption, and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

                                       -----------------------------------------
                                       (Signature and Date)

                                       Title :
                                               ---------------------------------

                                   EXHIBIT A-1

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER         :     COMDISCO, INC.

COMPANY           :     SILICON VALLEY INTERNET PARTNERS

SECURITY          :     SERIES C PREFERRED STOCK ISSUED UPON EXERCISE OF
                        THE SERIES C PREFERRED STOCK PURCHASE WARRANT
                        ISSUED ON MARCH 25, 1998

AMOUNT            :     _________ SHARES

DATE              :     _______________, ______

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

      (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act") except pursuant to a registration of exemption.

      (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

      (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

      The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year, and in some circumstances two years, after the party has held, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, and in some circumstances three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

      (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

      (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                              ----------------------------------
                                              (Signature)

                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

                                              Date:                      , 19
                                                    ---------------------    --


                                        2